INCORPORATED UNDER THE LAWS OF NEVADA

NUMBER

SHARES

REMSleep

Fully Paid Non-Assessable $0.001 Par Value **COMMON STOCK**

CUSIP NO. 75990A 200

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

Shares of REMSLEEP HOLDINGS, INC. Capital Stock transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED
ACTION STOCK TRANSFER CORP.
2469 E Ft. Union Blvd., #214, Salt Lake City, UT 84121

By:________________________________
TRANSFER AGENT-AUTHORIZED SIGNATURE

Tom Wood
PRESIDENT

REMSLEEP HOLDINGS, INC.
SEAL
NEVADA

SECRETARY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT MIN ACT - .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

UNIF TRF MIN ACT - ....Custodian (until age.......)
(Cust)
..............under Uniform Transfers
(Minor)
to Minors Act..............................
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE ________________________

____

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________

X ____

X ____

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.